Exhibit No.	Description of Exhibit
99.1	Press Release dated April 10, 2023

Orbital Infrastructure Group Reports Full Year 2022 Results

HOUSTON, (April 10, 2023) — Orbital Infrastructure Group, Inc. (“OIG”) (Nasdaq: OIG), today announced financial results for the fiscal year 2022. The Company also announced that its Annual Report on Form 10-K for the year ended December 31, 2022, was filed with the SEC on April 6, 2023. The Annual Report on Form 10-K is available in the "SEC Filings" section of OIG’s website at www.orbitalinfrastructure.com, as well as on the SEC’s website at www.sec.gov.

Full Year 2022 Summary Financial Results

●	Revenue of $322.2 million versus $82.9 million in fiscal year 2021.
●

Net loss from continuing operations, net of income tax of $277.9 million for the twelve months ended December 31, 2022, compared to a net loss of $49.8 million for the twelve months ended December 31, 2021. Net loss from continuing operations, net of income tax for 2022 includes non-cash charges of $158.8 million consisting of $109.6 million impairment for goodwill and intangible assets, $31.3 million for loss on extinguishment of debt, $13.4 million for loss on financial instruments and warrant liabilities, and $4.5 million impairment of financing leases.

●	Adjusted EBITDA loss from continuing operations (a non-GAAP measure) was $40.3 million for the twelve months ended December 31, 2022, compared to a loss of $27.0 million for the twelve months ended December 31, 2021. The Adjusted EBITDA loss from continuing operations for the twelve months ended December 31, 2022 was primarily attributed to losses incurred in the renewables segment related to two utility scale solar projects. See Table in the section entitled "Reconciliation of non-GAAP Financial Measures.”
●

Net cash used in operating activities totaled $19.6 million for the twelve months ended December 31, 2022, compared to net cash used in operating activities of $45.7 million for the twelve months ended December 31, 2021.

Non-GAAP Financial Measures

The financial measures not prepared in conformity with generally accepted accounting principles in the United States (GAAP) that are utilized in this press release are provided to enable investors, analysts and management to evaluate Orbital Infrastructure's performance excluding the effects of certain items that management believes impact the comparability of operating results between reporting periods. In addition, management believes these measures are useful in comparing Orbital Infrastructure's operating results with those of its competitors. These measures should be used in addition to, and not in lieu of, financial measures prepared in conformity with GAAP. Please see the accompanying tables for reconciliations of the following non-GAAP financial measures for Orbital Infrastructure's current and historical results (as applicable): EBITDA and Adjusted EBITDA from continuing operations (non-GAAP financial measures) to loss from continuing operations, net of income taxes.

Additional Corporate Update

The Company is actively exploring a range of strategic alternatives. There can be no assurance any strategic alternative will be completed, and would be dependent on a number of factors that may be beyond the Company’s control. The Company will provide updates when it determines that further disclosure is appropriate or necessary.

About Orbital Infrastructure Group

Orbital Infrastructure Group, Inc. is a diversified infrastructure services platform, providing engineering, design, construction, and maintenance services to customers in three operating segments; electric power, telecommunications, and renewables.

Forward Looking Statements

This press release includes "forward-looking statements" within the meaning of the Securities Exchange Act of 1934, as amended, and other federal securities laws. The "forward-looking statements" include our current expectations, assumptions, estimates and projections about our Company. They include statements relating to our future actions or potential outcomes which the Company believes to be reasonable at this time. You can identify forward-looking statements by the use of words such as "outlook," "may," "should," "could," "estimates," "predicts," "potential," "continue," "anticipates," "believes," "plans," "expects," "future" and "intends" and similar expressions which are intended to identify forward-looking statements.

These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict, including, among others:

●	the Company’s EBITDA and adjusted EBITDA from continuing operations;
●	the timing of our review of any strategic alternatives;
●	whether we will be able to identify or develop any strategic alternatives;
●	our ability to execute on material aspects of any strategic alternatives;
●	whether we can achieve the potential benefits of any strategic alternatives;
●	changes in macroeconomic conditions;

All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements and risk factors. Forward-looking statements contained in this press release reflect our view only as of the date of this press release. We undertake no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Such risks and uncertainties could cause actual results to differ materially from those expressed or forecasted by us. In evaluating our financial results and forward-looking statements, you should carefully consider the risks and uncertainties more fully described in the "Risk Factors" section or other sections in our reports filed with the SEC including the most recent annual report on Form 10-K and any subsequent periodic reports on Form 10-Q and current reports on Form 8-K.

Investor Relations:
TraDigital Investor Relations

Kevin McGrath

+1 (646) 418-7002

kevin@tradigitalir.com

Orbital Infrastructure Group, Inc.

Consolidated Balance Sheets

As of December 31,

(In thousands, except share and per share amounts)	2022	2021
Assets:
Current Assets:
Cash and cash equivalents	$21,489	$26,865
Restricted cash - current portion	123	150
Trade accounts receivable, net of allowance	52,652	48,752
Inventories	1,691	1,335
Contract assets	13,917	7,478
Notes receivable, current portion	1,442	3,536
Prepaid expenses and other current assets	7,840	6,919
Assets held for sale, current portion	3,198	6,679
Total current assets	102,352	101,714

Property and equipment, less accumulated depreciation	22,930	29,638
Investment	1,063	1,063
Right of use assets - Operating leases	16,588	18,247
Right of use assets - Financing leases	8,394	14,702
Goodwill	7,006	100,899
Other intangible assets, net	111,134	142,656
Restricted cash, noncurrent portion	486	1,026
Note receivable	—	836
Deposits and other assets	1,618	1,558
Total assets	$271,571	$412,339

Liabilities and Stockholders' Equity:
Current Liabilities:
Accounts payable	$41,333	$10,111
Notes payable, current	144,708	72,774
Line of credit	4,000	2,500
Operating lease obligations - current portion	4,540	4,674
Financing lease obligations - current portion	5,316	4,939
Accrued expenses	39,065	28,301
Contract liabilities	10,218	6,503
Financial instrument liability, current portion	43,693	825
Liabilities held for sale, current portion	—	4,367
Total current liabilities	292,873	134,994

Financial instrument liability, noncurrent portion	536	—
Warrant liabilities	1,777	—
Deferred tax liabilities	—	260
Notes payable, less current portion	100,528	156,605
Operating lease obligations, less current portion	12,350	13,555
Financing lease obligations, less current portion	7,673	9,939
Contingent consideration	570	720
Total liabilities	416,307	316,073

Commitments and contingencies

Stockholders' Equity:
Preferred stock, par value $0.001; 10,000,000 shares authorized; no shares issued at December 31, 2022 or December 31, 2021	—	—
Common stock, par value $0.001; 325,000,000 shares authorized; 157,884,024 shares issued and 157,530,961 shares outstanding at December 31, 2022 and 82,259,739 shares issued and 81,906,676 shares outstanding at December 31, 2021	158	82
Additional paid-in capital	347,357	311,487
Treasury stock at cost; 353,063 shares held at December 31, 2022 and December 31, 2021	(413)	(413)
Accumulated deficit	(487,121)	(210,934)
Accumulated other comprehensive loss	(691)	(3,995)
Total Orbital Energy Group, Inc.'s stockholders' equity	(140,710)	96,227
Noncontrolling interest	(4,026)	39
Total stockholders' equity	(144,736)	96,266
Total liabilities and stockholders' equity	$271,571	$412,339

Orbital Infrastructure Group, Inc.

Consolidated Statements of Operations

For the Years Ended December 31,

(In thousands, except share and per share amounts)
	2022	2021
Revenues	$322,217	$82,948
Cost of revenues	328,318	78,630
Gross profit	(6,101)	4,318
Operating expenses:
Selling, general and administrative expense	47,428	50,024
Depreciation and amortization	20,060	6,762
Impairment of goodwill and intangible assets	109,586	—
Impairment of financing leased assets	4,467	—
Provision for bad debt	(26)	346
Other operating (income) expenses	(39)	(23)
Total operating expenses	181,476	57,109
Loss from operations	(187,577)	(52,791)

Gain (loss) on extinguishment of debt	(31,258)	365
Gain (loss) on financial instruments	(24,487)	33
Gain on warrant liabilities	11,085	—
Other income (expense)	(7,039)	379
Interest expense	(37,813)	(8,337)
Loss from continuing operations before taxes	(277,089)	(60,351)
Income tax expense (benefit)	846	(10,508)
Loss from continuing operations, net of income taxes	(277,935)	(49,843)
Discontinued operations (Note 2)
Loss from operations of discontinued businesses	(2,317)	(12,705)
Income tax benefit	—	(1,334)
Loss from discontinued operations, net of income taxes	(2,317)	(11,371)
Net loss	(280,252)	(61,214)
Less: net income (loss) attributable to noncontrolling interest	(4,065)	39
Net loss attributable to Orbital Infrastructure Group, Inc.	$(276,187)	$(61,253)

Basic and diluted weighted average number of shares outstanding	108,313,369	58,348,489
Loss from continuing operations per common share - basic and diluted	$(2.53)	$(0.86)
Loss from discontinued operations per common share - basic and diluted	$(0.02)	$(0.19)
Loss per common share - basic and diluted	$(2.55)	$(1.05)

Orbital Infrastructure Group, Inc.

Consolidated Statements of Cash Flows

For the Years Ended December 31,

(In thousands)

	2022	2021
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(280,252)	$(61,214)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	15,371	5,208
Amortization of intangibles	18,468	7,702
Amortization of debt discount	11,037	3,392
Loss (gain) on extinguishment of debt and loan modifications	31,258	(1,134)
Gain on disposal of assets	(154)	(26)
Gain on sale of businesses	(299)	—
Amortization of note receivable discount	(63)	(319)
Stock-based compensation and expense	(1,144)	12,168
Fair value adjustment to liability for stock appreciation rights	(269)	2,054
Fair value adjustment to financial instrument liabilities	24,487	(33)
Fair value adjustment to warrant liabilities	(11,085)	—
Provision for bad debt	(8)	343
Deferred income taxes	(347)	(10,878)
Non-cash unrealized foreign currency (gain) loss	(7)	492
Liquidated damages from debt	7,969	—
Impairment of goodwill and intangible assets	109,586	—
Impairment of financing leased assets	4,467	—
Impairment of assets held for sale	—	9,185
Inventory reserve	(9)	(350)

Change in operating assets and liabilities, net of acquisition:
Trade accounts receivable	(1,844)	(19,173)
Inventories	58	(425)
Contract assets	(5,086)	(296)
Prepaid expenses and other current assets	3,540	41
Right of use assets/lease liabilities, net of acquisitions:	234	49
Deposits and other assets	(39)	(24)
Increase (decrease) in operating liabilities:
Accounts payable	30,269	(38)
Accrued expenses	19,905	4,540
Contingent consideration	(150)	—
Contract liabilities	4,482	3,060
NET CASH USED IN OPERATING ACTIVITIES	(19,625)	(45,676)

CASH FLOWS FROM INVESTING ACTIVITIES:
Cash paid for acquisitions, net of cash received	(773)	(132,518)
Cash paid for working capital adjustment on Front Line Power acquisition	(9,500)	—
Purchases of property and equipment	(4,511)	(7,779)
Deposits on financing lease property and equipment/ proceeds from deposits	158	(762)
Proceeds from sale of businesses, net of cash included in business	1,027	—
Proceeds from sale of property and equipment	485	141
Purchase of other intangible assets	(99)	(705)
Purchase of investments	(469)	(1,025)
Proceeds from notes receivable	3,500	621
NET CASH USED IN INVESTING ACTIVITIES	(10,182)	(142,027)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from line of credit	4,250	3,250
Payments on line of credit	(2,750)	(1,191)
Payments on financing lease obligations	(5,090)	(1,995)
Proceeds from notes payable, net of debt discounts and issuances costs	90,522	143,045
Payments on notes payable	(83,162)	(9,941)
Proceeds from sales of common stock and warrants	20,395	78,046
NET CASH PROVIDED BY FINANCING ACTIVITIES	24,165	211,214

Effect of exchange rate changes on cash	(301)	6
Net (decrease) increase in cash, cash equivalents and restricted cash	(5,943)	23,517
Cash, cash equivalents and restricted cash at beginning of year	28,041	4,524
CASH, CASH EQUIVALENTS AND RESTRICTED CASH AT END OF YEAR	$22,098	$28,041

Orbital Infrastructure Group, Inc.

Reconciliation of Non-GAAP Financial Measures

EBITDA and Adjusted EBITDA from Continuing Operations

(Unaudited)

The following table presents reconciliations of the non-GAAP financial measures of EBITDA and Adjusted EBITDA from continuing operations to loss from continuing operations, net of income taxes for the year ended December 31, 2022 and 2021. These reconciliations are intended to provide useful information to investors and analysts as they evaluate the Company's performance. EBITDA from continuing operations is defined as loss from continuing operations before interest, taxes, depreciation and amortization, and Adjusted EBITDA from continuing operations is defined as EBITDA from continuing operations adjusted for certain other items as described below. We believe that the exclusion of these items from loss from continuing operations enables management and investors to more effectively evaluate the Company's operations period over period and to identify operating trends that might not be apparent when including the excluded items. However, these measures should not be considered as an alternative to loss from continuing operations, net of income taxes or other measures of performance that are derived in accordance with GAAP.

As to certain of the items in the table below: (i) stock-based compensation and expense may vary from period to period due to fair value adjustments from changes in market conditions, forfeiture rates, accelerated vesting and the amount stock-based awards granted; (ii) acquisition costs vary from period to period depending on the level of the Company’s acquisition activity; (iii) gains and losses on the disposal of assets varies from period to period depending on the utilization and condition of the Company's long-lived assets; (iv) gains and losses on extinguishment and modification of debt varies from period to period depending on changes in the Company's financing activities; and (v) gains and losses on financials instruments varies from period to period depending on changes in the market price of the Company’s common stock and other factors; (vi) impairments of goodwill and other intangible assets can vary from period to period depending on changes in the Company’s market capitalization, operational performance, macroeconomic conditions other factors; (vii) impairments of financed lease assets can vary from period to period depending on changes in the Company’s operations and use of equipment.

Because EBITDA and adjusted EBITDA from continuing operations, as defined, exclude some, but not all, items that affect loss from continuing operations, such measures may not be comparable to similarly titled measures of other companies. The most comparable GAAP financial measure, loss from continuing operations, net of income taxes and information reconciling the GAAP and non-GAAP financial measures, are included below.

	For the Year Ended
(In thousands)	December 31,
	2022	2021
Loss from continuing operations, net of income taxes (GAAP)	$(277,935)	$(49,843)
Interest expense, net	37,675	7,999
Income tax expense (benefit)	846	(10,508)
Depreciation and amortization	33,839	11,272
EBITDA loss from continuing operations	(205,575)	(41,080)
Stock-based compensation and expense (a)	(1,413)	13,130
Acquisition costs (b)	32	1,323
(Gain) loss on disposal of assets (c)	(39)	(23)
(Gain) loss on extinguishment and modification of debt (d)	39,227	(365)
(Gain) loss on financial instruments and warrant liabilities, net (e)	13,402	(33)
Impairment of goodwill and intangible assets (f)	109,586	—
Impairment of financing leased assets (g)	4,467	—
Adjusted EBITDA loss from continuing operations (h)	$(40,313)	$(27,048)

See notes to follow.

Orbital Infrastructure Group, Inc.

Reconciliation of Non-GAAP Financial Measures

EBITDA and Adjusted EBITDA from Continuing Operations

(Unaudited)

(a)

The amounts include non-cash expenses recognized from the vesting of stock-based compensation awards issued to employees, executives, directors and consultants for services provided, net of forfeitures. The amount for the year ended December 31, 2022 includes non-cash expenses recognized on the modification of the Company’s executive stock appreciation rights (SARS) compensation awards.

(b)

The amount for the year ended December 31, 2022 includes costs incurred on the acquisition of Coax Fiber Solutions. The amount for the year ended December 31, 2021 includes costs incurred on the acquisition of Front Line Power Construction, LLC, Gibson Technical Services, IMMCO, Inc. and Full Moon Telecom, LLC.

(c)	The amounts relate to net gains and losses recognized on the disposal of the Company’s long-lived assets.
(d)

The amount for the year ended December 31, 2022 includes losses incurred from the modification of the Company’s seller financed notes payable related to the acquisition of Front Line Power Construction, LLC, the extinguishment of certain notes payable through the issuance of common stock at a discount to market value and liquidated damages incurred from the failure to meet certain debt reduction requirements. The amounts for the year ended December 31, 2021 include a loss on the modification of convertible notes payable partially offset by gains recognized on the forgiveness of payroll protection loans by the U.S. government.

(e)

The amount for the year ended December 31, 2022 includes losses on the fair value remeasurement of financial instruments associated with the Company’s Front Line Power Construction seller financed notes payable and syndicated debt agreements, partially offset by a gain on the fair value remeasurement of the Company’s warrant liabilities.

(f)	The amount for the year ended December 31, 2022 includes impairments of goodwill and other intangible assets of $96.0 million and $13.6 million, respectively, resulting from a significant decline in value of the Company’s equity security and debt instruments, macroeconomic conditions, and other factors. Impairment charges recognized on intangible assets other than goodwill related to trade name assets in the Electric Power and Telecommunications segments and customer relationship assets in the Renewables segment.
(g)

The amounts for the year ended December 31, 2022 includes asset impairment charges related to the discontinued use of certain financed leased equipment associated with the restructuring of Eclipse Foundation Group.

(h)	The calculations of Adjusted EBITDA from continuing operations for the year ended December 31, 2021 have been amended to conform to the current period calculations.